July 30, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:	Form 8-K CDF Floorplan Receivables, L.P.
   	Registration Nos. 333-74457 and 333-74457-01

On behalf of CDF Floorplan Receivables, L.P., a Delaware Limited
Partnership ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Pat.o-malley@ge.com at your earliest convenience.

Sincerely,
/s/ W. Steven Culp
Controller

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 15, 2003

CDF FLOORPLAN RECEIVABLES, L.P.
(Exact name of registrant as specified in its amended charter)

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST
(Co-Registrant and Issuer with Respect to the Securities)

Delaware                    333-74457 and 333-74457-01   88-0355652
(State or other jurisdiction      (Commission           (IRS Employer
of incorporation                   File Numbers)         identification No.)

655 Maryville Centre Drive
St. Louis, Missouri                               63141
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:   (314) 523-3000

Item 5.     Other Events.

Copies of the monthly Certificateholders' Statement is being filed as Exhibits 1 to this Current Report on Form 8-K.

Item 7.(c)  Exhibits.

Exhibit     Description

EX-1		Distribution Financial Services Floorplan Master Trust
		Compliance/Statistical Reporting
		Reporting for period ending 6/30/2003

EX-2 Distribution Financial Services Floorplan Master Trust Distribution Date Statement Series 2000-2
            Reporting for period ending 6/30/2003

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FLOORPLAN RECEIVABLES, L.P.,
on behalf of itself, as Registrant

By:         CDF Floorplan Receivables, Inc.,
            its General Partner

Date:		July 30, 2003

By: 		/s/ W. Steven Culp
Title: 	Controller

CDF FLOORPLAN RECEIVABLES, L.P.
on behalf of Distribution Financial Services Floorplan Master Trust, as Co-Registant

Date:       July 30, 2003

By:    	/s/ W. Steven Culp
Title:  	Controller


EX-1

Floorplan Receivables, L.P.
Distribution Financial Services Floorplan Master Trust
Compliance/Statistical Reporting
For the Period Ending                           6/30/2003

Calculation Of Pool Balance
 1  Total "Office" Receivables                                          3,010,296,140
 2  Less Ineligible Receivables:
 3  SAU/NSF 0-30 in excess of
    .75% of Trust Receivables                                                       0
 4  NSF Over 30 Days Office                                                  (776,472)
    Less: DFS MH West (01036139)                                                    0
    DFS MH East (01106008)                                                     42,196
 5  SAU Over 30 Days Office                                                (5,072,489)
    Less: DFS MH West (01036139)                                              909,159
    DFS MH East (01106008)                                                  1,209,266
 6  Total Principal Receivables                                         3,006,607,800
 7  Discount Factor                                                              0.50%
 8  End of month Pool Balance                                           2,991,574,761

Total Trust Receivables-Delinquency
 9  NSF 1-30 Office                                                            42,538
    Less: DFS MH West (01036139)                                                    0
    DFS MH East (01106008)                                                     (9,909)
 10 SAU 1-30 Office                                                        16,228,816
    Less: DFS MH West (01036139)                                             (812,279)
    DFS MH East (01106008)                                                   (777,309)
 11 Total                                                                  14,671,857
 12 Trust Receivables                                                   3,010,296,140
 13 .75 % of Trust Receivables                                                   0.75%
 14 Total                                                                  22,577,221
 15 Amount in Excess                                                                0

 16 NSF 30+                                                                   776,472
 17 SAU 30+                                                                 5,072,489
                                                                            5,848,961

Overconcentrations
 18 End of month Pool Balance                                           2,991,574,761


                                                                         Limits             Actual        Excess
 19 A/R Receivables                                            20%        598,314,952        24,695,301          0

 20 Asset Based Receivables                                    20%        598,314,952       329,273,906          0

 21 Dealer concentration top 8                                2.5%         74,789,369        82,291,710  7,502,341

 22 Dealer concentration Other                                  2%         59,831,495        24,456,278          0

 23 Manufacturer Concentration Top 3                           15%        448,736,214       413,387,119          0

 24 Manufacturer Concentration Other                           10%        299,157,476        59,718,665          0

 25 Product Line Concentration:

 26 CE & Appl                                                  25%        747,893,690        92,701,977          0

 27 MIS                                                        25%        747,893,690       293,518,928          0

 28 Motorcycle                                                 25%        747,893,690       586,120,444          0

 29 Marine                                                     35%      1,047,051,166       596,138,243          0

 30 Manufacturered Home                                        25%        747,893,690                 0          0

 31 RV                                                         35%      1,047,051,166       689,702,555          0

 32 Music                                                      25%        747,893,690        60,238,819          0

 33 Industrial Equipment                                       25%        747,893,690       151,527,914          0

 34 A/R                                                        25%        747,893,690       353,969,207          0

 35 Snowmobiles                                                25%        747,893,690        34,008,523          0

 36 Other                                                      25%        747,893,690       152,369,531          0

 37 Delayed Funding Receivables                                                             336,284,053

                                                    4/30/2003          5/31/2003          6/30/2003       Average
 38 Charge Offs to Receivables
    (Annualized)                                      0.91%              0.17%              0.48%             0.52%
 39 Payment Rate                                      38.56%             37.40%             39.20%           38.39%

Net Receivable Rate - Current Month
 40 Interest                                                 6.09%
 41 Discount                                                 2.35%
 42 Total                                                    8.44%
 43 Less Servicing                                          -2.00%
 44 Remaining                                                6.44%



EX-2

Floorplan Receivables, L.P.
Distribution Financial Services Floorplan Master Trust
Distribution Date Statement
Report Date            06/30/03
Collection Period      06/01/03 06/30/03
Determination Date     07/14/03
Distribution Date      07/15/03                                Dealer
                                                                Over-          Series          Series         Series       Series
                                               Total        Concentration      2000-2          2000-2         2000-2       2000-2
                         Date                  Trust           Series           Total         Class A        Class B       Class C
Pool Balance
1 Beginning of Month
  Receivables                   05/31/03  3,088,162,195
2 Plus: Account Additions       06/01/03              -
3 Beginning of month
  Principal
  Receivables                   06/01/03  3,088,162,195
4 Discount Factor                              0.50%
  Beginning of month Pool
5 Balance                       06/01/03  3,072,721,384
6 Beginning of month Dealer
  Overconcentrations            06/01/03              -
  Beginning of month
7 Unconcentrated
  Pool Balance                  06/01/03  3,072,721,384

8 End of month Principal
  Receivables                   06/30/03  3,006,607,800
9 Discount Factor                              0.50%
10End of mo Pool Balance        06/30/03  2,991,574,761
11End of month Dealer
  Overconcentrations            06/30/03      7,502,341
12End of month
  Unconcentrated Pool
  Balance                       06/30/03  2,984,072,420
13Overconcentrated %            06/30/03       0.25%
14Unconcentrated %              06/30/03       99.75%

Certificates
15Beginning of
  month/closing date
  Invested Amount               06/01/03                              -     500,000,000     477,500,000    15,000,000    7,500,000
16Allocation Percentage         06/01/03                        0.27%          18.13%          17.32%         0.54%         0.27%
17End of month Invested
  Amount                        06/30/03                      7,502,341     500,000,000     477,500,000    15,000,000    7,500,000
18Principal Payments
  Outstanding Principal         07/14/03                              -               -               -             -            -
19Balance                       07/15/03                      7,502,341     500,000,000     477,500,000    15,000,000    7,500,000
20Pool Factor                   07/15/03                                                        1.00000       1.00000      1.00000

Excess Funding Account
21End of month balance          06/17/03              -
22Determination Date
  Deposit                       07/15/03              -
  Distribution Date
23Disbursement                  07/15/03              -
  Excess Funding Account
24Balance                       07/15/03              -

Reserve Fund
25Required Amount               07/15/03                              -      17,500,000
26Beginning Balance             06/17/03                              -      17,500,000
27Deposits             06/17/03 07/15/03                              -          15,663
28Disbursements        06/17/03 07/15/03                              -          15,663
29Ending Balance                07/15/03                              -      17,500,000

Collections
30Principal Allocation
  Percentage                    06/30/03                        0.24%          16.27%          15.54%         0.49%         0.24%
31Floating Allocation
  Percentage                    06/30/03                        0.24%          16.27%          15.54%         0.49%         0.24%
32Series Allocation %           06/30/03                        0.25%          18.18%
33Principal Collections 06/01/03  06/30/03  1,210,402,357         58,003
34Nonprincipal Collectio06/01/03  06/30/03     21,831,840             29
35Total Collections     06/01/03  06/30/03  1,232,234,197         58,032

Defaults
36Defaulted Amount     06/01/03 06/30/03      1,193,377
37Investor Default Amou06/01/03 06/30/03                              -         194,189         185,450         5,826        2,913

Interest
38Monthly Interest              07/15/03                              -         584,068         550,053        20,542       13,473
39Interest Shortfall            07/15/03                              -               -               -             -            -
40Additional Interest           07/15/03                              -               -               -             -            -
41Total                         07/15/03                              -         584,068         550,053        20,542       13,473

Servicing Fee
42Certificate Balance for
  Servicing
  Fee determination             06/01/03                              -     500,000,000     477,500,000    15,000,000    7,500,000
43Servicing Fee Rate                                            0.00%           2.00%           2.00%         2.00%         2.00%
44Servicing Fee        06/01/03 06/30/03                              -         833,333         795,833        25,000       12,500
45Remaining Servicing Fee       07/15/03                              -         833,333         795,833        25,000       12,500

Excess Servicing
46Nonprincipal Collecti06/01/03 06/30/03     21,831,840
47Servicer Advance Less
  Reimbursement of Servicer
  Advance              06/01/03 06/30/03      1,864,116
48Floating Allocation
  Percentage                                                    0.24%          16.27%          15.54%         0.49%         0.24%
49Investor Nonprincipal
  Collections          06/01/03 06/30/03                             29       3,552,526       3,392,662       106,576       53,288
50Investor portion of
  Servicer Advance
  Less Reimbursement   06/01/03 06/30/03                              -         303,333         289,683         9,100        4,550
51Plus:  Investment Pro06/01/03 06/30/03                              -          17,986
52Less:
53Monthly Interest              07/14/03                              -         584,068         550,053        20,542       13,473
54Prior Monthly Interest        07/14/03                              -               -               -             -            -
55Additional Interest           07/14/03                              -               -               -             -            -
56Reserve Fund Deposit          07/14/03                              -               -               -             -            -
57Default Amount       06/01/03 06/30/03                              -         194,189         185,450         5,826        2,913
58Charge-Offs          06/01/03 06/30/03                              -               -               -             -            -
59Monthly Servicing Fee         07/15/03                              -         833,333         795,833        25,000       12,500
60Carry-over Amount             07/15/03                              -               -               -             -            -
61Carry-over Amount
     Additional Interest        07/15/03                              -               -               -             -            -
62Yield Supplement Dep.         07/15/03                              -               -
63Balance:  Excess Serv06/01/03 06/30/03                             29       2,262,255

Collection Account
64Beginning Balance             06/17/03                              -               -
65Deposits             06/17/03 07/15/03                              -         887,401
66Disbursements        06/17/03 07/15/03                              -         887,401
67Ending Balance                07/15/03                              -               -

Interest Funding Account
68Beginning Balance             06/17/03                              -               -
69Deposits             06/17/03 07/15/03                              -         584,154
70Disbursements        06/17/03 07/15/03                              -         584,154
71Ending Balance                07/15/03                              -               -

Principal Funding Account
72Beginning Balance             06/17/03                              -               -
73Deposits             06/17/03 07/15/03                              -               -
74Disbursements        06/17/03 07/15/03                              -               -
75Ending Balance                07/15/03                              -               -

Yield Supplement Account
76Required Amount               07/15/03                              -       2,500,000
77Beginning balance             06/30/03                              -       2,500,000
78Deposit              06/17/03 07/15/03                              -           2,238
79Disbursements        06/17/03 07/15/03                              -           2,238
80Ending balance                07/15/03                              -       2,500,000

Interest Rate for the Next Period
81One-month LIBOR      07/15/03 08/14/03      1.10688%
82Net Receivables Rate          06/30/03      6.44038%
